Fair Value Measurements - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Impairment charges recognized	$ 0	$ 0
Unrealized pre-tax net gain (losses)	(18,200,000)	24,800,000
Total financial assets on recurring basis	9,000,000	1,100,000
Total financial liabilities on recurring basis	$ 13,800,000	$ 15,600,000